Exhibit 4.2

UNITED RENTALS (NORTH AMERICA), INC.
as Company

UNITED RENTALS, INC.
as Parent Guarantor

TRUIST BANK
as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of October 29, 2026

to

INDENTURE

Dated as of October 29, 2026

Relating to

5.550% Senior Notes due 2029

5.750% Senior Notes due 2031

6.200% Senior Notes due 2036

TABLE OF CONTENTS

Page

Article I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION	2

1.01	References	2
1.02	Definitions	2

Article II GENERAL TERMS AND CONDITIONS OF THE NOTES	8

2.01	Designation and Principal Amount; Series Treatment	8
2.02	Maturity	8
2.03	Form and Payment	9
2.04	Depositary	9
2.05	Interest	10
2.06	Other Terms and Conditions	11

Article III REDEMPTION	12

3.01	Optional Redemption of the Notes	12
3.02	Additional Redemption Provisions	14

Article IV ADDITIONAL COVENANTS	14

4.01	Change of Control	14

Article V GUARANTEE	16

5.01	Guarantee	16
5.02	Release of Parent Guarantor	16

Article VI MISCELLANEOUS	16

6.01	Application of First Supplemental Indenture	16
6.02	Trust Indenture Act	17
6.03	Conflict with Base Indenture	17
6.04	Governing Law; Waiver of Trial by Jury; Submission to Jurisdiction	17
6.05	Successors	17
6.06	Counterparts	17
6.07	Trustee Disclaimer	18

i

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE, dated as of October 29, 2026 (this “First Supplemental Indenture”), among United Rentals (North America), Inc., a Delaware corporation, as issuer (the “Company”), United Rentals, Inc., a Delaware corporation (the “Parent Guarantor”) and Truist Bank, a national banking association, as trustee (the “Trustee”), to the Base Indenture (as defined below).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of October 29, 2026 (the “Base Indenture” and, together with this First Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of its debt securities, to be issued in one or more series as therein provided;

WHEREAS, the Base Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Base Indenture to establish the form and terms of any series of Securities as provided by Sections 2.01 and 3.01 of the Base Indenture;

WHEREAS, the Parent Guarantor has duly authorized the execution and delivery of this First Supplemental Indenture and the issuance of the guarantee of each series of the Notes as set forth herein;

WHEREAS, pursuant to the terms of the Base Indenture, on the date hereof, the Company desires to provide for the establishment of three new series of notes to be known as its 5.550% Senior Notes due 2029 (the “2029 Notes”), 5.750% Senior Notes due 2031 (the “2031 Notes”) and 6.200% Senior Notes due 2036 (the “2036 Notes” and together with the 2029 Notes and the 2031 Notes, the “Notes”), the form and substance of the Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and herein;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this First Supplemental Indenture have been met; and

WHEREAS, the Company has requested and hereby requests that the Trustee join with it in the execution and delivery of this First Supplemental Indenture, and all acts and requirements necessary to make this First Supplemental Indenture a legal, valid and binding agreement of the parties, in accordance with its terms, and a valid supplement to, the Base Indenture with respect to the Notes have been done and performed.

WITNESSETH:

NOW THEREFORE, for and in consideration of the premises contained herein, each party agrees for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes, as follows:

Article I
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

1.01        References. Capitalized terms used but not defined in this First Supplemental Indenture shall have the meanings ascribed to them in the Base Indenture. References in this First Supplemental Indenture to article and section numbers shall be deemed to be references to article and section numbers of this First Supplemental Indenture unless otherwise specified. Any references in the Indenture or the Notes to the “close of business” shall mean 5:00 p.m., New York City time.

1.02        Definitions. For purposes of this First Supplemental Indenture, the following terms have the meanings ascribed to them as follows:

“Additional Notes” means any additional Notes of a series that may be issued from time to time pursuant to Section 2.01(b) of this First Supplemental Indenture.

“Base Indenture” has the meaning provided in the Recitals.

“Business Day” means, with respect to any Note and this First Supplemental Indenture, any day, other than a Saturday, Sunday or any other day on which banking institutions in New York, New York or the place of payment are authorized or obligated by law or executive order to close.

“Change of Control” means the occurrence of any of the following events:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50.0% of the total Voting Stock of the Company or Parent Guarantor (other than, in the case of the Company, Parent Guarantor or a wholly owned Subsidiary of Parent Guarantor);

(b) (i) the Company or Parent Guarantor consolidates with, or merges with or into, another Person, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company or Parent Guarantor is converted into or exchanged for cash, securities or other property and, immediately after such transaction, a “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding Parent Guarantor or any wholly owned Subsidiary of Parent Guarantor, is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50.0% of the total Voting Stock of the surviving or transferee corporation or (ii) the Parent Guarantor sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the properties and assets of the Parent Guarantor and its Subsidiaries, taken as a whole, to any Person (other than to the Parent Guarantor or a wholly owned Subsidiary of the Parent Guarantor);

(c) the Parent Guarantor or the Company is liquidated or dissolved or adopts a plan of liquidation; or

(d) the Company shall cease to be a direct or indirect Subsidiary of the Parent Guarantor (other than as a result of the merger or consolidation of the Parent Guarantor and the Company, in each case, in compliance with the applicable provisions of the Indenture).

Notwithstanding the foregoing, a transaction will not be a “Change of Control” if it is a consolidation or merger of the Company or Parent Guarantor with or into a (A) Person or (B) wholly-owned direct or indirect Subsidiary of a Person that, in either case, immediately following the transaction, has no “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) that is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of more than 50.0% of the total Voting Stock of such Person and, in the case of clause (B), the parent of such wholly-owned Subsidiary guarantees the Company’s obligations under the Notes and the Indenture.

“Change of Control Offer” has the meaning specified in Section 4.01(a).

“Change of Control Purchase Date” has the meaning specified in Section 4.01(a).

“Change of Control Purchase Price” has the meaning specified in Section 4.01(a).

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Company” has the meaning provided in the Preamble.

“Custodian” means the Trustee, as custodian with respect to the Global Notes, or any successor entity thereto.

“Debt” means any indebtedness for borrowed money.

“Definitive Note” means a Note issued in definitive form pursuant to the Indenture that does not include the Global Notes legend.

“Depositary” means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depository institution hereinafter appointed by the Company.

“Expiration Date” shall have the meaning set forth in the definition of “Offer to Purchase.”

“First Supplemental Indenture” has the meaning provided in the Preamble.

“Fitch” means Fitch Ratings Inc., and its successors.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America.

“Global Note” means one or more Notes that are Global Securities.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guarantee” has the meaning provided in Section 5.01.

“Guarantor” means the Parent Guarantor.

“Indenture” has the meaning provided in the Recitals.

“Interest Payment Date” has the meaning provided in Section 2.05.

“Investment Grade” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody’s), a rating by S&P or Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of S&P or Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of “Rating Agency.”

“Issue Date” means October 29, 2026.

“Maturity Date” has the meaning specified in Section 2.02.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Notes” has the meaning provided in the Recitals. For the avoidance of doubt, “Notes” of a series shall include any Additional Notes of such series, unless the context provides otherwise.

“Offer to Purchase” means a Change of Control Offer sent by or on behalf of the Company electronically or by first-class mail, postage prepaid (or, for so long as the Notes of such series are held by the Depositary, otherwise transmitted in accordance with the Applicable Procedures), to each Holder of a series of Notes at its address appearing in the register for the Notes of such series on the date of the Change of Control Offer offering to purchase all or a portion (equal to a minimum of $2,000 or an integral multiple of $1,000 in excess thereof) of the Notes of such series tendered by Holders pursuant to such Change of Control Offer at the purchase price specified in such Change of Control Offer (as determined pursuant to this First Supplemental Indenture). Unless otherwise provided in Section 4.01 or otherwise required by applicable law, the Change of Control Offer shall specify an expiration date (the “Expiration Date”) of the Offer to Purchase, which shall be not less than 10 days nor more than 60 days after the date of such Change of Control Offer (or such later date as may be necessary for the Company to comply with the Exchange Act), and a settlement date (the “Purchase Date”) for purchase of Notes of such series to occur no later than five Business Days after the Expiration Date. The Company shall notify the Trustee at least 10 days (or such shorter period as is acceptable to the Trustee) prior to the electronic delivery or mailing of the Change of Control Offer of the Company’s obligation to make an Offer to Purchase, and the Change of Control Offer shall be delivered electronically or mailed by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company. The Change of Control Offer shall contain all the information required by applicable law to be included therein. The Change of Control Offer shall contain all instructions and materials necessary to enable such Holders to tender Notes of such series pursuant to the Offer to Purchase. The Change of Control Offer shall also state:

(1) the Section of this First Supplemental Indenture pursuant to which the Change of Control Offer to Purchase is being made;

(2) the Expiration Date and the Purchase Date;

(3) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Notes of such series accepted for payment (as specified pursuant to this First Supplemental Indenture) (the “Purchase Price”), and the amount of accrued and unpaid interest to be paid;

(4) that the Holder may tender all or any portion of the Notes of such series registered in the name of such Holder and that any portion of a Note tendered must be tendered in an integral multiple of $1,000 principal amount;

(5) the place or places where Notes of such series are to be surrendered for tender pursuant to the Offer to Purchase;

(6) that interest on any Note not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase shall continue to accrue;

(7) that on the Purchase Date the Purchase Price shall become due and payable upon each Note being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

(8) that each Holder electing to tender all or any portion of a Note pursuant to the Offer to Purchase shall be required to surrender such Note at the place or places specified in the Change of Control Offer prior to the close of business on the Expiration Date (such Note being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing);

(9) that Holders shall be entitled to withdraw all or any portion of Notes of such series tendered if the Company (or its Paying Agent) receives, not later than the close of business on the fifth Business Day next preceding the Expiration Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder tendered, the certificate number of the Note the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender; and

(10) that in the case of a Holder whose Note is purchased only in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Note so tendered.

“Par Call Date” means with respect to the 2029 Notes, September 15, 2029, with respect to the 2031 Notes, September 15, 2031, and with respect to the 2036 Notes, July 15, 2036.

“Parent Guarantor” has the meaning provided in the Preamble.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority or other entity of whatever nature.

“Purchase Date” shall have the meaning set forth in the definition of “Offer to Purchase.”

“Purchase Price” shall have the meaning set forth in the definition of “Offer to Purchase.”

“Rating Agency” means S&P, Moody’s and Fitch, or if S&P, Moody’s or Fitch shall cease to rate the Notes of a series or fail to make a rating of the Notes of a series publicly available, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act selected by the Company as a replacement agency for one or any of them, as the case may be.

“Rating Event” means, with respect to each series of the Notes, the rating on such series of Notes is lowered and the Notes of such Series are rated below Investment Grade by at least two of the Rating Agencies on any date from the date of the public notice of a transaction that would result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes of such Series is under publicly announced consideration for possible downgrade below Investment Grade by any of the Rating Agencies as a result of such transaction); provided (i) that no such extension shall occur if on such 60th day such Notes have an Investment Grade rating from at least two Rating Agencies and are not subject to review for possible downgrade by such Rating Agencies as a result of such transaction and (ii) that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Company upon the Company’s or the Trustee’s written request that the reduction was the result, in whole or in part, of the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Rating Event). For the avoidance of doubt, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Regular Record Date” has the meaning provided in Section 2.05.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Treasury Rate” means, with respect to any Redemption Date prior to the applicable Par Call Date pursuant to Section 3.01, the yield determined by the Company in accordance with the following two clauses:

(a)            The Treasury Rate applicable to the series of Notes being redeemed shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)-H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields-one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life and shall interpolate to the applicable Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this clause (a), the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from such Redemption Date.

(b)            If on the third Business Day preceding the Redemption Date H.15 TCM or any successor designation or publication is no longer published or does not contain the yields required to calculate the applicable Treasury Rate, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date, and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date, or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate for the applicable series of Notes in accordance with the terms of this clause (b), the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” has the meaning provided in the Preamble.

Article II
GENERAL TERMS AND CONDITIONS OF THE NOTES

2.01        Designation and Principal Amount; Series Treatment.

(a)            The Company hereby establishes three series of Securities designated the “5.550% Senior Notes due 2029”, the “5.750% Senior Notes due 2031” and the “6.200% Senior Notes due 2036”, respectively, for issuance under the Indenture. Each series of Notes may be authenticated and delivered under the Indenture in an unlimited aggregate principal amount. The 2029 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an initial aggregate principal amount of $700,000,000.00. The 2031 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an initial aggregate principal amount of $800,000,000.00. The 2036 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an initial aggregate principal amount of $1,000,000,000.00. The Notes are unsecured and unsubordinated Debt of the Company and shall rank equally with the Company’s other unsecured and unsubordinated Debt.

(b)            The Company may, from time to time, without the consent of, or notice to, the Holders of the Notes of any series, issue Additional Notes of such series, so that such Additional Notes and the Outstanding Notes of such series will be consolidated together and form a single series of Securities under the Indenture. Any increase in the aggregate principal amount of any series of Notes shall be evidenced by an Officer’s Certificate to be delivered to the Trustee.

(c)            Any Additional Notes issued under Section 2.01(b) shall have the same terms in all respects as the applicable series of Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such Additional Notes; provided that, if such Additional Notes are not fungible with the Notes for U.S. Federal income tax purposes, such Additional Notes shall have a separate CUSIP number.

2.02        Maturity. Unless an earlier redemption has occurred, the principal amount of the 2029 Notes shall mature and be due and payable on October 15, 2029 (the “2029 Notes Maturity Date”), the principal amount of the 2031 Notes shall mature and be due and payable on October 15, 2031 (the “2031 Notes Maturity Date”) and the principal amount of the 2036 Notes shall mature and be due and payable on October 15, 2036 (the “2036 Notes Maturity Date” and together with the 2029 Notes Maturity Date and the 2031 Notes Maturity Date, the “Maturity Dates” and each individually, a “Maturity Date”).

2.03        Form and Payment.

(a)            The Notes of each series shall be issued initially in the form of one or more Global Notes in fully registered, book-entry form, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(b)            The 2029 Notes (other than, with respect to any Additional Notes of such series, changes relating to the issue date, the public offering price, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such Additional Notes) and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the form of Exhibit A, which form is hereby incorporated in and made a part of this First Supplemental Indenture. The 2031 Notes (other than, with respect to any Additional Notes of such series, changes relating to the issue date, the public offering price, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such Additional Notes) and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the form of Exhibit B, which form is hereby incorporated in and made a part of this First Supplemental Indenture. The 2036 Notes (other than, with respect to any Additional Notes of such series, changes relating to the issue date, the public offering price, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such Additional Notes) and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the form of Exhibit C, which form is hereby incorporated in and made a part of this First Supplemental Indenture.

(c)            The Notes of any series may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as may be required by the Depositary or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes of such series may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes of such series are subject, or as the Authorized Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of the Indenture.

(d)            The terms and provisions contained in the Notes of any series shall constitute, and are hereby expressly made, a part of this First Supplemental Indenture, and the Parent Guarantor, the Company and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. Payments of principal, premium, if any, and/or interest, if any, on the Global Notes shall be made to the Depositary.

2.04        Depositary.

(a)            A Global Note deposited with the Depositary or with the Custodian may be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.04(d) and (i) the Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note, or (B) has ceased to be a clearing agency registered under the Exchange Act and any other applicable statute or regulation at a time when the Depositary is required to be so registered to act as depositary, in each case, unless the Company has approved a successor Depositary within 90 days after receipt of such notice or after it has become aware of such cessation or ineligibility or (ii) the Company in its sole discretion determines that such Global Note will be so exchangeable or transferable.

(b)            Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.04 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.04 shall be executed, authenticated and delivered only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof and registered in such names as the Depositary shall direct.

(c)            At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be appropriately reduced or increased, and an adjustment shall be made on the books and records of the Trustee (if it is then the Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Custodian, to reflect such reduction or increase. Notwithstanding anything to the contrary in this First Supplemental Indenture or in the Base Indenture, if any previously authenticated and delivered Global Notes are cancelled and Definitive Notes are authenticated and delivered in exchange therefor pursuant to this Section 2.04, the Company shall not be required to deliver any Officer’s Certificate(s) or Opinion of Counsel to the Trustee.

(d)            The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with the Indenture and the Applicable Procedures. Definitive Notes shall be transferred and exchanged by the Holders thereof and the Trustee in accordance with the terms and conditions set forth in Section 3.05 of the Base Indenture.

2.05        Interest. The Company shall pay interest on the 2029 Notes in cash in Dollars in arrears on April 15 and October 15 of each year, with the first payment on April 15, 2027, to the Holders in whose names such 2029 Notes are registered at the close of business on April 1 and October 1, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. The Company shall pay interest on the 2031 Notes in cash in Dollars in arrears on April 15 and October 15 of each year, with the first payment on April 15, 2027, to the Holders in whose names such 2031 Notes are registered at the close of business on April 1 and October 1, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. The Company shall pay interest on the 2036 Notes in cash in Dollars in arrears on April 15 and October 15 of each year, with the first payment on April 15, 2027, to the Holders in whose names such 2036 Notes are registered at the close of business on April 1 and October 1, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. Such interest payment dates and record dates for any series of Notes are the “Interest Payment Dates” and “Regular Record Dates,” respectively, for such series of Notes.

Interest payable on the applicable Maturity Date of a series of Notes or any Redemption Date of a series of Notes shall be payable to the Holder to whom the principal of such series of Notes shall be payable. Interest on each series of Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall make payments of principal, premium, if any, and interest through the Trustee to the Depositary. If any of the Notes are no longer represented by a Global Note, payment of principal, premium, if any, and interest on Definitive Notes may, at the Company’s option, be made by check mailed directly to Holders at their registered addresses appearing in the Security Register. Principal, premium, if any, and interest shall be considered paid on the date due if it has been deposited with the Trustee or Paying Agent in accordance with Section 5.05(c) of the Base Indenture.

Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date, if no interest has been paid or duly provided for with respect to the Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be. If any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, the payment otherwise required to be made on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Maturity Date, as applicable; provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be, to the next succeeding Business Day.

The Company shall pay interest on overdue principal and premium, if any, and (to the extent legally enforceable under applicable law) upon any overdue installments of interest, in each case, on Notes of any series at the same rate borne by the Notes of such series.

2.06        Other Terms and Conditions.

(a)            The Notes are not subject to or entitled to the benefit of any sinking fund.

(b)            The defeasance and covenant defeasance provisions of Section 13.02 of the Base Indenture will apply to the Notes, and the covenants set forth in Article Four of this First Supplemental Indenture shall be subject to the provisions of Section 13.02 of the Base Indenture. The provisions of Section 13.01 of the Base Indenture will apply to the Notes.

(c)            The Notes will be subject to Article Six of the Base Indenture.

(d)            The Trustee will initially be the Security Registrar and Paying Agent.

(e)            The Notes will be subject to the covenants provided in Article Five of the Base Indenture.

(f)            The Notes are not convertible into or exchangeable for other Securities, Capital Stock or other securities of any kind of the Company or another Person.

(g)            The place of payment for the Notes, and the place where notices and demand to or upon the Company in respect of the Notes and the Indenture may be served, shall be the Corporate Trust Office of the Trustee, which office at the date hereof is located at 2713 Forest Hills Rd SW, Building 2, Floor 2, Wilson, North Carolina 27893, or such other address as the Trustee may designate from time to time by notice to the Holders, the Company and the Parent Guarantor, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders, the Company and the Parent Guarantor); provided, that no office of the Trustee shall be an office or agency of the Company or the Parent Guarantor for purposes of service of legal process on the Company or the Parent Guarantor.

Article III
REDEMPTION

3.01        Optional Redemption of the Notes.

(a)            Prior to the applicable Par Call Date for each series of Notes, the Company may redeem the applicable series of Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)            100% of the principal amount of the applicable series of Notes to be redeemed on the Redemption Date; and

(ii)           (A) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the applicable series of Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus (i) 15 basis points for the 2029 Notes, (ii) 15 basis points for the 2031 Notes and (iii) 20 basis points for the 2036 Notes, less (B) interest accrued to the Redemption Date, plus, in each case, accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

(b)           For each series of Notes, on or after the applicable Par Call Date, the Company may redeem the applicable series of Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the applicable series of Notes being redeemed plus accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

(c)            Unless the Company defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

(d)            In the case of a partial redemption of any series of Notes, selection of the Notes of such series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note being redeemed. Except in the case of Global Notes, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. Notwithstanding the foregoing, for so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the Applicable Procedures.

(e)            In the event of any redemption of Notes, the Company shall not be required to (i) register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the mailing of notice of redemption of the Notes and ending at the close of business on the day of such mailing, or (ii) register the transfer of or exchange any Note so selected for redemption, in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(f)            Any redemption of the Notes may, at the Company’s discretion, be subject to one or more conditions precedent, as provided in Section 4.02 of the Base Indenture. In addition, the Company may provide in such notice that payment of the redemption price and performance of the Company’s obligations with respect to such redemption may be performed by another Person (but the Company shall remain responsible in the event of any failure of such other Person to perform any such obligations).

(g)            The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

(h)            Notwithstanding the foregoing, installments of interest on Notes that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the Holders as of the close of business on the relevant Regular Record Date immediately preceding such Interest Payment Date, unless, with respect to any Global Security, the procedures of the Depositary require payment to be completed in an alternate manner and in such case the procedures of the Depositary may control.

(i)             Notwithstanding anything to the contrary in this First Supplemental Indenture or the Base Indenture, the Company, the Parent Guarantor and their respective Affiliates, and their respective members of management, among other parties, may, at any time and from time to time, purchase, repurchase, redeem, exchange, defease or otherwise acquire or retire the Parent Guarantor’s or any of its Subsidiaries’ outstanding debt securities or loans, including the Notes of any series, by any means other than a redemption conducted pursuant to Section 3.01 of this First Supplemental Indenture and Sections 4.02, 4.03 and 4.04 of the Base Indenture (and, for the avoidance of doubt, without being subject to any pro rata repurchase requirement) from any Person, upon such terms and conditions, at such prices and with such considerations as the Company, the Parent Guarantor and their respective Affiliates and their respective members of management, among other parties, may determine, including, without limitation, in negotiated transactions, open market purchases, by tender offer or any other transactions with one or more Holders or beneficial owners of Notes.

3.02        Additional Redemption Provisions.

(a)            Subject to Section 6.03 of this First Supplemental Indenture, the provisions of Article Four of the Base Indenture, as supplemented by the provisions of this First Supplemental Indenture, shall apply to the Notes.

Article IV
ADDITIONAL COVENANTS

4.01        Change of Control.

(a)            On or before the 30th day after the date of the occurrence of a Change of Control Triggering Event with respect to a series of Notes, the Company shall make an Offer to Purchase (a “Change of Control Offer”) on a Business Day not more than 60 nor less than 10 days following the delivery to each Holder of Notes of such series of the notice described in paragraph (b) below (the “Change of Control Purchase Date”), all of the then Outstanding Notes of such series tendered at a purchase price in cash in Dollars (the “Change of Control Purchase Price”) equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to, but excluding, the Change of Control Purchase Date. Notwithstanding the foregoing, installments of interest on Notes of such series that are due and payable on Interest Payment Dates falling on or prior to a Purchase Date shall be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date; provided, however, that with respect to any Global Security, if the procedures of the Depositary require payment to be completed in an alternate manner, in such case the procedures of the Depositary shall control. The Company shall be required to purchase all Notes of a series tendered into the Change of Control Offer and not withdrawn.

(b)            Within 30 days following any Change of Control Triggering Event with respect to a series of Notes, the Company shall deliver a notice to each Holder of Notes of such series describing the transaction or transactions that constitute the Change of Control Triggering Event and stating all other information as set forth in the definition of “Offer to Purchase.”

(c)            On the Change of Control Purchase Date, the Company shall (i) accept for payment Notes of each series or portions thereof (not less than $2,000 principal amount and integral multiples of $1,000 in excess thereof) tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent cash in Dollars sufficient to pay the Purchase Price of (including accrued and unpaid interest on) all Notes of each series or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Notes so accepted together with an Officer’s Certificate setting forth the Notes of each series or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Notes of each series so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and make available for delivery to such Holders a new Note of like tenor equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Change of Control Offer not later than the third Business Day following the Change of Control Purchase Date.

(d)            The Company shall not be required to make a Change of Control Offer upon a Change of Control Triggering Event with respect to a series of Notes if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Notes of such series validly tendered and not withdrawn under such Change of Control Offer or (2) a notice of redemption for all Outstanding Notes of such series has been given pursuant to Section 3.01, unless and until there is a default in payment of the applicable Redemption Price.

(e)            If Holders of not less than 90% in aggregate principal amount of the Outstanding Notes of a series validly tender and do not withdraw such Notes in an offer to repurchase such Notes upon a Change of Control Triggering Event and the Company, or any third party making an offer to repurchase such Notes upon a Change of Control Triggering Event in lieu of the Company, as described in the immediately preceding clause (d), purchase all of the Notes of such series validly tendered and not withdrawn by such Holders, then the Company shall have the right, upon not less than 10 days’ nor more than 60 days’ prior notice to each Holder of such Notes, with a copy to the Trustee, given not more than 30 days following the Change of Control Purchase Date, to redeem all Notes of such series that remain Outstanding following such purchase at a redemption price in cash in Dollars equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (subject to the right of the Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date).

(f)            The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent such laws or regulations are applicable, in the event that a Change of Control Triggering Event with respect to a series of Notes occurs and the Company is required to purchase Notes of such series as described above.

(g)            Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control Triggering Event with respect to any series of Notes, conditioned upon the consummation of such Change of Control Triggering Event, if a definitive agreement is in place for the Change of Control Triggering Event at the time the Change of Control Offer is made.

Article V
GUARANTEE

5.01        Guarantee. The guarantee provisions of Article XIV of the Base Indenture will apply to the Notes and, subject to the terms of such Article XIV, the Parent Guarantor unconditionally, fully and irrevocably guarantees the obligations of the Company under the Notes and the Indenture on a senior unsecured basis as set forth in the Indenture, and guarantees to each Holder of a Note authenticated and delivered by the Trustee, and to the Trustee for itself and on behalf of such Holder (collectively, the “Guarantees” and each individually, a “Guarantee”), that (i) the principal of (and premium, if any) and interest on the Notes will be paid in full when due, whether at the applicable Maturity Date, by acceleration, redemption or other event set forth in the Indenture, together with interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same shall be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at the applicable Maturity Date, by acceleration, redemption or other event set forth in the Indenture.

5.02        Release of Parent Guarantor.

(a)            The Guarantee of the Parent Guarantor shall be automatically and unconditionally released and discharged upon:

(i)            defeasance or discharge of the Notes, as provided in Article XIII of the Base Indenture, including pursuant to the provisions of Section 13.01 (Satisfaction and Discharge) and Section 13.02 (Defeasance and Covenant Defeasance) of the Base Indenture;

(ii)           upon the merger or consolidation of the Parent Guarantor and the Company, in each case, in compliance with the applicable provisions of the Indenture; and

(iii)          as permitted by the provisions of Section 11.02 of the Base Indenture (Supplemental Indentures with Consent of Holders).

(b)            At the request of the Company, the Trustee will execute any documents reasonably requested by the Company evidencing such release.

(c)            If the Parent Guarantor is released from its obligations hereunder pursuant to this section, it shall cease to be a “Guarantor” as defined in and for purposes of the Indenture.

Article VI
MISCELLANEOUS

6.01        Application of First Supplemental Indenture. The Base Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed and all of the provisions contained in the Base Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of this First Supplemental Indenture as fully and with like effect as if set forth herein in full. This First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

6.02        Trust Indenture Act. To the extent the Trust Indenture Act applies to the Indenture, the Notes or the Guarantee, if any provision of the Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern the Indenture, the latter provision shall control. To the extent the Trust Indenture Act applies to the Indenture, the Notes or the Guarantee, if any provision of the Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to the Indenture as so modified or to be excluded, as the case may be.

6.03        Conflict with Base Indenture. To the extent not expressly amended or modified by this First Supplemental Indenture, the Base Indenture shall remain in full force and effect. If any provision of this First Supplemental Indenture relating to the Notes and the Guarantee is inconsistent with any provision of the Base Indenture, the provision of this First Supplemental Indenture shall control.

6.04        Governing Law; Waiver of Trial by Jury; Submission to Jurisdiction. This First Supplemental Indenture, the Notes and the Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law that would result in the application of the laws of another jurisdiction. Any legal suit, action or proceeding arising out of or based upon this First Supplemental Indenture or the transactions contemplated hereby may be instituted in any state or Federal court in the Borough of Manhattan, New York, New York, and any appellate court from any thereof, and each of the parties hereto and the Holders, by acceptance of the Notes, hereby irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

EACH OF THE COMPANY, THE PARENT GUARANTOR, THE TRUSTEE AND EACH HOLDER OF A NOTE, BY ITS ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.05        Successors. All agreements of the Company in the Base Indenture, this First Supplemental Indenture and the Notes shall bind its successors. All agreements of the Trustee in the Base Indenture and this First Supplemental Indenture shall bind its successors. All agreements of the Parent Guarantor in the Base Indenture and this First Supplemental Indenture shall bind its successors.

6.06        Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture and of signature pages by PDF transmission will constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by email transmission with PDF attachment will be deemed to be their original signatures for all purposes. For the avoidance of doubt, the words “execution,” “signed,” “signature,” “delivery” and words of like import in this First Supplemental Indenture shall be deemed to include images of manually executed signatures transmitted by electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means; provided that, notwithstanding anything herein to the contrary, the Trustee is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Trustee, pursuant to reasonable procedures approved by the Trustee.

6.07        Trustee Disclaimer. The Trustee makes no representation as to the validity, adequacy or sufficiency of this First Supplemental Indenture and the Notes other than as to the validity of the execution and delivery of this First Supplemental Indenture by the Trustee and the authentication of the Notes by the Trustee or any Authenticating Agent. The recitals and statements herein and in the Notes are deemed to be those of the Parent Guarantor and the Company and not of the Trustee and the Trustee assumes no responsibility for the same and the Trustee does not make any representation with respect to such matters. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties to this First Supplemental Indenture have caused it to be duly executed as of the day and year first above written.

UNITED RENTALS (NORTH AMERICA), INC., as Company

By:	/s/ Sybil Collins
Name:	Sybil Collins
Title:	Vice President, Treasurer

UNITED RENTALS, INC., as Parent Guarantor

By:	/s/ Sybil Collins
Name:	Sybil Collins
Title:	Vice President, Treasurer

TRUIST BANK, as Trustee

By:	/s/ Patrick Giordano
Name:	Patrick Giordano
Title:	Vice President

[Signature Page to First Supplemental Indenture]

Exhibit A

FORM OF NOTE

Each Global Note shall bear the following legend:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF [*], OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [*] OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

UNITED RENTALS (NORTH AMERICA), INC.
5.550% Senior Notes due 2029

No. [*]	CUSIP No.: 911365BT0 ISIN No.: US911365BT03 $[*]

UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation (the “Company”), for value received promises to pay to [*] or registered assigns, the principal sum of [*] DOLLARS (as may be adjusted by the increase or decrease as reflected on the Schedule of Increases or Decreases in the Global Note attached hereto) on October 15, 2029 (the “Maturity Date”).

Interest Payment Dates: April 15 and October 15 (each, an “Interest Payment Date”), commencing on April 15, 2027, and upon the Maturity Date.

Interest Record Dates: April 1 and October 1 (each, a “Regular Record Date”).

Reference is made to the further provisions of this 2029 Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this 2029 Note to be duly executed.

Dated:

UNITED RENTALS (NORTH AMERICA), INC.,

By:
Name:
Title:

[Signature Page to Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated:

TRUIST BANK, as Trustee

By:
Authorized Signatory

[Signature Page to Note]

(REVERSE OF NOTE)

UNITED RENTALS (NORTH AMERICA), INC.
5.550% Senior Notes due 2029

1.            Interest. United Rentals (North America), Inc. (the “Company”) promises to pay interest on the principal amount of this 2029 Note at the rate per annum set forth above. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on the Notes in cash in Dollars in arrears on April 15 and October 15 of each year, with the first payment on April 15, 2027, to the Holders in whose names such Note is registered at the close of business on April 1 and October 1, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. Interest payable on the Maturity Date of the Notes or any Redemption Date of the Notes shall be payable to the Holder to whom the principal of such Note shall be payable, except as otherwise provided in the Indenture. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including October 29, 2026, if no interest has been paid or duly provided for with respect to the Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be. If any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, the payment otherwise required to be made on such date, will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Maturity Date, as applicable; provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be, to the next succeeding Business Day.

Any interest on this 2029 Note that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder at the close of business on the relevant Regular Record Date, and such Defaulted Interest shall be paid by the Company in accordance with the provisions of Section 3.07 of the Base Indenture.

The Company shall pay interest on overdue principal and premium, if any, and (to the extent legally enforceable under applicable law) upon any overdue installments of interest at the same rate borne by this 2029 Note.

2.            Paying Agent. Initially, the Trustee (as defined below) will act as Paying Agent. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent.

3.            Indenture; Defined Terms. This 2029 Note is one of the 5.550% Senior Notes due 2029 (the “Notes”) issued under the Indenture, dated as of October 29, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of October 29, 2026, the “Indenture”), by and between the Company, the Parent Guarantor and Truist Bank, as trustee (the “Trustee”). This 2029 Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this 2029 Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this 2029 Note are inconsistent, the terms of the Indenture shall govern.

4.            Denominations: Transfer: Exchange. The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Company or the Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

5.            Redemption. The Notes are subject to optional redemption as further described in the Indenture. There is no sinking fund applicable to the Notes.

6.            Offer to Purchase Upon Change of Control Triggering Event. On or before the 30th day after the date of the occurrence of a Change of Control Triggering Event with respect to the Notes, each Holder of Notes will have the right to require that the Company repurchase all or a portion (equal to a minimum of $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes, as further described in the Indenture, except as otherwise provided in Section 4.01(d) of the First Supplemental Indenture.

7.            Defaults and Remedies. If certain Events of Default with respect to the Notes occur and are continuing, then the Trustee or the Holders of not fewer than 25% in aggregate principal amount of the Outstanding Notes may declare the principal amount and accrued and unpaid interest, if any, of all the Notes to be due and immediately payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and such accrued and unpaid interest shall become immediately due and payable.

8.            CUSIP and ISIN Numbers. No representation is made as to the accuracy of CUSIP or ISIN numbers as printed on the Notes.

9.            Guarantee. The Company’s obligations under the Notes are fully, irrevocably and unconditionally guaranteed by the Parent Guarantor on an unsecured and unsubordinated basis, to the extent set forth in the Indenture.

10.          Governing Law. This 2029 Note shall be governed by and construed in accordance with the laws of the State of New York.

11.          Authentication. This 2029 Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this 2029 Note.

ASSIGNMENT FORM

To assign this 2029 Note, fill in the form below:

I or we assign and transfer this

Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this

Note on the books of the Company. The agent may substitute another to act for her.

Date:

Your Signature

Sign exactly as your name appears on the other side of this 2029 Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.01 of the First Supplemental Indenture, check the box: ☐

If you want to elect to have only part of this 2029 Note purchased by the Company pursuant to Section 4.01 of the First Supplemental Indenture, state the amount: $______.

Date:

Your Signature

(Sign exactly as your name appears on the other side of the Security)

Tax I.D. number

Signature Guarantee:

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE*

The following increases or decreases in this Global Note have been made.

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

* This schedule should be included only if the Note is issued in global form.

Exhibit B

FORM OF NOTE

Each Global Note shall bear the following legend:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF [*], OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [*] OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

UNITED RENTALS (NORTH AMERICA), INC.
5.750% Senior Notes due 2031

No. [*]	CUSIP No.: 911365BU7 ISIN No.: US911365BU75 $[*]

UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation (the “Company”), for value received promises to pay to [*] or registered assigns, the principal sum of [*] DOLLARS (as may be adjusted by the increase or decrease as reflected on the Schedule of Increases or Decreases in the Global Note attached hereto) on October 15, 2031 (the “Maturity Date”).

Interest Payment Dates: April 15 and October 15 (each, an “Interest Payment Date”), commencing on April 15, 2027, and upon the Maturity Date.

Interest Record Dates: April 1 and October 1 (each, a “Regular Record Date”).

Reference is made to the further provisions of this 2031 Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this 2031 Note to be duly executed.

Dated:

UNITED RENTALS (NORTH AMERICA), INC.,

By:
Name:
Title:

[Signature Page to Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated:

TRUIST BANK, as Trustee

By:
Authorized Signatory

[Signature Page to Note]

(REVERSE OF NOTE)

UNITED RENTALS (NORTH AMERICA), INC.
5.750% Senior Notes due 2031

1.            Interest. United Rentals (North America), Inc. (the “Company”) promises to pay interest on the principal amount of this 2031 Note at the rate per annum set forth above. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on the Notes in cash in Dollars in arrears on April 15 and October 15 of each year, with the first payment on April 15, 2027, to the Holders in whose names such Note is registered at the close of business on April 1 and October 1, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. Interest payable on the Maturity Date of the Notes or any Redemption Date of the Notes shall be payable to the Holder to whom the principal of such Note shall be payable, except as otherwise provided in the Indenture. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including October 29, 2026, if no interest has been paid or duly provided for with respect to the Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be. If any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, the payment otherwise required to be made on such date, will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Maturity Date, as applicable; provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be, to the next succeeding Business Day.

Any interest on this 2031 Note that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder at the close of business on the relevant Regular Record Date, and such Defaulted Interest shall be paid by the Company in accordance with the provisions of Section 3.07 of the Base Indenture.

The Company shall pay interest on overdue principal and premium, if any, and (to the extent legally enforceable under applicable law) upon any overdue installments of interest at the same rate borne by this 2031 Note.

2.            Paying Agent. Initially, the Trustee (as defined below) will act as Paying Agent. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent.

3.            Indenture; Defined Terms. This 2031 Note is one of the 5.750% Senior Notes due 2031 (the “Notes”) issued under the Indenture, dated as of October 29, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of October 29, 2026, the “Indenture”), by and between the Company, the Parent Guarantor and Truist Bank, as trustee (the “Trustee”). This 2031 Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this 2031 Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this 2031 Note are inconsistent, the terms of the Indenture shall govern.

4.            Denominations: Transfer: Exchange. The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Company or the Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

5.            Redemption. The Notes are subject to optional redemption as further described in the Indenture. There is no sinking fund applicable to the Notes.

6.            Offer to Purchase Upon Change of Control Triggering Event. On or before the 30th day after the date of the occurrence of a Change of Control Triggering Event with respect to the Notes, each Holder of Notes will have the right to require that the Company repurchase all or a portion (equal to a minimum of $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes, as further described in the Indenture, except as otherwise provided in Section 4.01(d) of the First Supplemental Indenture.

7.            Defaults and Remedies. If certain Events of Default with respect to the Notes occur and are continuing, then the Trustee or the Holders of not fewer than 25% in aggregate principal amount of the Outstanding Notes may declare the principal amount and accrued and unpaid interest, if any, of all the Notes to be due and immediately payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and such accrued and unpaid interest shall become immediately due and payable.

8.            CUSIP and ISIN Numbers. No representation is made as to the accuracy of CUSIP or ISIN numbers as printed on the Notes.

9.            Guarantee. The Company’s obligations under the Notes are fully, irrevocably and unconditionally guaranteed by the Parent Guarantor on an unsecured and unsubordinated basis, to the extent set forth in the Indenture.

10.          Governing Law. This 2031 Note shall be governed by and construed in accordance with the laws of the State of New York.

11.          Authentication. This 2031 Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this 2031 Note.

ASSIGNMENT FORM

To assign this 2031 Note, fill in the form below:

I or we assign and transfer this

Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this

Note on the books of the Company. The agent may substitute another to act for her.

Date:

Your Signature

Sign exactly as your name appears on the other side of this 2031 Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.01 of the First Supplemental Indenture, check the box: ☐

If you want to elect to have only part of this 2031 Note purchased by the Company pursuant to Section 4.01 of the First Supplemental Indenture, state the amount: $______.

Date:

Your Signature

(Sign exactly as your name appears on the other side of the Security)

Tax I.D. number

Signature Guarantee:

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE*

The following increases or decreases in this Global Note have been made.

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

* This schedule should be included only if the Note is issued in global form.

Exhibit C

FORM OF NOTE

Each Global Note shall bear the following legend:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF [*], OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [*] OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

UNITED RENTALS (NORTH AMERICA), INC.
6.200% Senior Notes due 2036

No. [*]	CUSIP No.: 911365BV5 ISIN No.: US911365BV58 $[*]

UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation (the “Company”), for value received promises to pay to [*] or registered assigns, the principal sum of [*] DOLLARS (as may be adjusted by the increase or decrease as reflected on the Schedule of Increases or Decreases in the Global Note attached hereto) on October 15, 2036 (the “Maturity Date”).

Interest Payment Dates: April 15 and October 15 (each, an “Interest Payment Date”), commencing on April 15, 2027, and upon the Maturity Date.

Interest Record Dates: April 1 and October 1 (each, a “Regular Record Date”).

Reference is made to the further provisions of this 2036 Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this 2036 Note to be duly executed.

Dated:

UNITED RENTALS (NORTH AMERICA), INC.,

By:
Name:
Title:

[Signature Page to Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated:

TRUIST BANK, as Trustee

By:
Authorized Signatory

[Signature Page to Note]

(REVERSE OF NOTE)

UNITED RENTALS (NORTH AMERICA), INC.
6.200% Senior Notes due 2036

1.            Interest. United Rentals (North America), Inc. (the “Company”) promises to pay interest on the principal amount of this 2036 Note at the rate per annum set forth above. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on the Notes in cash in Dollars in arrears on April 15 and October 15 of each year, with the first payment on April 15, 2027, to the Holders in whose names such Note is registered at the close of business on April 1 and October 1, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. Interest payable on the Maturity Date of the Notes or any Redemption Date of the Notes shall be payable to the Holder to whom the principal of such Note shall be payable, except as otherwise provided in the Indenture. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including October 29, 2026, if no interest has been paid or duly provided for with respect to the Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be. If any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, the payment otherwise required to be made on such date, will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Maturity Date, as applicable; provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be, to the next succeeding Business Day.

Any interest on this 2036 Note that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder at the close of business on the relevant Regular Record Date, and such Defaulted Interest shall be paid by the Company in accordance with the provisions of Section 3.07 of the Base Indenture.

The Company shall pay interest on overdue principal and premium, if any, and (to the extent legally enforceable under applicable law) upon any overdue installments of interest at the same rate borne by this 2036 Note.

2.            Paying Agent. Initially, the Trustee (as defined below) will act as Paying Agent. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent.

3.            Indenture; Defined Terms. This 2036 Note is one of the 6.200% Senior Notes due 2036 (the “Notes”) issued under the Indenture, dated as of October 29, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of October 29, 2026, the “Indenture”), by and between the Company, the Parent Guarantor and Truist Bank, as trustee (the “Trustee”). This 2036 Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this 2036 Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this 2036 Note are inconsistent, the terms of the Indenture shall govern.

4.            Denominations: Transfer: Exchange. The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Company or the Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

5.            Redemption. The Notes are subject to optional redemption as further described in the Indenture. There is no sinking fund applicable to the Notes.

6.            Offer to Purchase Upon Change of Control Triggering Event. On or before the 30th day after the date of the occurrence of a Change of Control Triggering Event with respect to the Notes, each Holder of Notes will have the right to require that the Company repurchase all or a portion (equal to a minimum of $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes, as further described in the Indenture, except as otherwise provided in Section 4.01(d) of the First Supplemental Indenture.

7.            Defaults and Remedies. If certain Events of Default with respect to the Notes occur and are continuing, then the Trustee or the Holders of not fewer than 25% in aggregate principal amount of the Outstanding Notes may declare the principal amount and accrued and unpaid interest, if any, of all the Notes to be due and immediately payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and such accrued and unpaid interest shall become immediately due and payable.

8.            CUSIP and ISIN Numbers. No representation is made as to the accuracy of CUSIP or ISIN numbers as printed on the Notes.

9.            Guarantee. The Company’s obligations under the Notes are fully, irrevocably and unconditionally guaranteed by the Parent Guarantor on an unsecured and unsubordinated basis, to the extent set forth in the Indenture.

10.          Governing Law. This 2036 Note shall be governed by and construed in accordance with the laws of the State of New York.

11.          Authentication. This 2036 Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this 2036 Note.

ASSIGNMENT FORM

To assign this 2036 Note, fill in the form below:

I or we assign and transfer this

Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this

Note on the books of the Company. The agent may substitute another to act for her.

Date:

Your Signature

Sign exactly as your name appears on the other side of this 2036 Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.01 of the First Supplemental Indenture, check the box: ☐

If you want to elect to have only part of this 2036 Note purchased by the Company pursuant to Section 4.01 of the First Supplemental Indenture, state the amount: $______.

Date:

Your Signature

(Sign exactly as your name appears on the other side of the Security)

Tax I.D. number

Signature Guarantee:

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE*

The following increases or decreases in this Global Note have been made.

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

* This schedule should be included only if the Note is issued in global form.